                                                                    EXHIBIT 10.1

                            STANDSTILL AGREEMENT AND
                         FIRST AMENDMENT TO AMENDED AND
                             RESTATED LOAN AGREEMENT


         This Standstill Agreement and First Amendment to Amended and Restated Loan Agreement (this "Agreement") is dated as of the 20th day of November, 2001, and is executed by and among (a) Metatec International, Inc., an Ohio corporation (the "Company"), as borrower, (b) The Huntington National Bank ("Huntington"), Bank One, NA ("Bank One") and all other financial institutions from time to time party to a certain Amended and Restated Loan Agreement dated as of March 31, 2001 (as the same may be amended from time to time, the "Loan Agreement"), whether by execution of the Loan Agreement or an assignment and acceptance acceptable to the Administrative Agent (collectively, the "Banks" and individually a "Bank"), as lenders, and (c) Huntington, as Administrative Agent for the Banks (Huntington in such capacity, the "Administrative Agent"). (All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.)


                                    RECITALS
                                    --------

         The following recitals constitute mutual statements by the parties of certain factual matters which form the basis of this Agreement.

         A. HUNTINGTON OBLIGATIONS. Pursuant to the terms of the Loan Agreement, Huntington is the owner and holder of (i) a certain $7,800,000.00 Revolving Note executed by the Company and dated as of March 31, 2001, (the "Huntington Revolving Note"), and (ii) a certain $7,774,800.00 Term Note executed by the Company and dated as of March 31, 2001 (the "Huntington Term Note").

         B. BANK ONE OBLIGATIONS. Pursuant to the terms of the Loan Agreement, Bank One is the owner and holder of (i) a certain $5,200,000.00 Revolving Note executed by the Company and dated as of March 31, 2001, (the "Bank One Revolving Note"), and (ii) a certain $5,183,200.00 Term Note executed by the Company and dated as of March 31, 2001, (the "Bank One Term Note").

         C. OUTSTANDING BALANCES. On and as of the date hereof, (i) the outstanding principal balance of the Huntington Revolving Note is $4,503,679.09,
(ii) the outstanding principal balance of the Bank One Revolving Note is $3,002,452.72, (iii) the outstanding principal balance of the Huntington Term
Note is $5,595,750.00, (iv) the outstanding principal balance of the Bank One Term Note is $3,730,500.00, and (v) the aggregate stated value of issued and outstanding Sub-Facility Letters of Credit is $2,050,000.00. In addition to the foregoing principal sums of the Notes, the Company is indebted to the Banks with respect to the Notes and the Loan Agreement for

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accrued and unpaid interest, accrued and unpaid Commitment Fees, late charges and other fees and assessments.

         D. MATERIAL DEFAULTS. The Company has failed to fulfill certain material obligations under the provisions of the Loan Agreement. Specifically, the Company has failed to meet the requirements set forth in Section 4.21 of the Loan Agreement with respect to the period ending September 30, 2001, and the requirements set forth in Sections 4.12 and 4.21 of the Loan Agreement with respect to the period ending October 31, 2001 (the "Current Defaults"). The failure by the Company to fulfill such obligations has caused the Company to be in default to the Administrative Agent and the Banks under the terms of the Loan Agreement and the Loan Documents.

         E. MATURITY; RIGHT TO ACCELERATE. By virtue of the existence of the Current Defaults, notice of which has been received by the Company, the Administrative Agent and the Banks have the right, pursuant to the terms of the Loan Agreement and the other Loan Documents, to declare the Obligations to be immediately due and payable, to collect the Obligations and to exercise any and all legal rights and remedies available to the Administrative Agent and the Banks. The Administrative Agent and the Banks hereby reserve all rights they have at law, in equity, by agreement or otherwise.

         F. BANKS' AGREEMENT TO FORBEAR. The Company, the Administrative Agent and the Banks have recently had certain discussions regarding the exercise by the Administrative Agent and the Banks of their remedies under the Loan Agreement and the Loan Documents. The Company has requested that the Administrative Agent and the Banks forbear from exercising any such remedies or taking any other legal action against the Company based upon the Current Defaults and the Administrative Agent and the Banks have agreed to do so for a limited period of time, conditioned upon the Company's compliance with the provisions of this Agreement. The forbearance by the Administrative Agent and the Banks from the current exercise of the rights and remedies as provided for in this Agreement shall result in direct and tangible benefit to the Company and the Guarantor.


                             STATEMENT OF AGREEMENT
                             ----------------------

         In consideration of the foregoing Recitals and the agreements and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Administrative Agent and the Banks hereby agree as follows:

         Section 1. ACKNOWLEDGMENT OF CURRENT DEFAULTS. On and as of the date hereof: (a) the Current Defaults which have occurred under the Loan Agreement are as set forth in the Recitals; (b) timely, adequate and proper notice of the occurrence of the Current Defaults under the Loan Agreement has been received by the Company from the Administrative Agent and the Banks; (c) all grace periods, if any, applicable to the cure of the Current Defaults after receipt of such notices have expired; (d) each of the Current Defaults is continuing without timely cure by the Company; and

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(e) the Administrative Agent and the Banks have not waived in any respect any or all of the Current Defaults or the Banks' rights and remedies with respect thereto.

         Section 2. ACKNOWLEDGMENT OF THE BANKS' RIGHTS TO ACCELERATE. On and as of the date hereof, the Administrative Agent and the Banks have the right to accelerate and to declare the Obligations to be immediately due and payable and the right to make demand upon the Company for the payment in full thereof.

         Section 3. ACKNOWLEDGMENT OF OBLIGATIONS. On and as of the date hereof:
(a)(i) the outstanding principal balance of the Huntington Revolving Note is $4,503,679.09, (ii) the outstanding principal balance of the Bank One Revolving
Note is $3,002,452.72, (iii) the outstanding principal balance of the Huntington Term Note is $5,595,750.00, (iv) the outstanding principal balance of the Bank One Term Note is $3,730,500.00, and (v) the aggregate stated value of issued and outstanding Sub-Facility Letters of Credit is $2,050,000.00, (b) in addition to the foregoing principal sums of the Notes, the Company is indebted to the Banks with respect to the Notes and the Loan Agreement for accrued and unpaid interest, accrued and unpaid Commitment Fees, late charges and other fees and assessments, and (c) all such amounts are payable in full as provided in the Loan Agreement and the Loan Documents, without offset, recoupment, deduction or counterclaim of any kind or character whatsoever, but are subject to increase or other adjustment as a result of any and all advances, interest charges, late charges and other assessments, including, without limitation, attorneys' fees and costs of collection, which are payable to the Administrative Agent and the Banks under the Loan Agreement and the Loan Documents.

         Section 4. ACKNOWLEDGMENT THAT OBLIGATIONS CONTINUE IN FULL FORCE AND EFFECT. Except as otherwise expressly set forth in this Agreement, the Obligations of the Company to the Administrative Agent and the Banks under the Loan Agreement and the other Loan Documents shall remain as currently written and in full force and effect in all respects, and nothing herein shall affect, alter, modify, limit or impair any of the rights and powers which the Administrative Agent and the Banks may have thereunder.

         Section 5. ACKNOWLEDGMENT OF ENFORCEABLE AND PERFECTED SECURITY INTERESTS. The Obligations are secured by valid, enforceable and perfected security interests in Collateral of the Company and the Guarantor, which security interests are and shall remain valid, enforceable and perfected, and shall not be released, impaired, diminished or in any other way modified or amended as a result of the execution and delivery of this Agreement or by the agreements and undertakings of the parties contained herein or relating hereto.

         Section 6. FORBEARANCE. So long as the Company fully and timely pays and performs its obligations (including, without limitation, the Obligations) to the Administrative Agent and the Banks under the Loan Agreement and the Loan Documents, the Administrative Agent and the Banks shall forbear during the Standstill Period from exercising their rights and remedies at law, in equity, by agreement or otherwise, and the Administrative Agent and the Banks shall not commence, prior to the occurrence of a Standstill Termination Event, any legal proceeding against the Company or the Guarantor or against any Collateral.

         Section 7. STANDSTILL PERIOD. For purposes of this Agreement, the "Standstill Period" shall mean the period commencing on the date hereof and continuing through the earlier of (i) 11:59 p.m. Eastern Time on December 14, 2001, or (ii) the termination the obligations of the Banks under Section 6 of this Agreement in connection with the occurrence of a Standstill Termination Event.

         As used herein, a "Standstill Termination Event" shall exist if any of the following (excluding the Current Defaults) occurs: (a) the Company fails to make any payment with respect to any Obligation by the date such payment is due (other than a $625,000.00 principal payment due November 30, 2001 with respect to the Term Note and certain $75,000.00 fee payments due November 30, 2001 to each of Huntington and Bank One under Section 2.14 of the Loan Agreement, all of which payments are hereby deferred to the end of the Standstill Period); or (b) any other Event of Default occurs (and a breach of any term of this Agreement by the Company shall constitute an additional Event of Default under the Loan Agreement).

         Upon the occurrence of a Standstill Termination Event, the obligations of the Administrative Agent and the Banks under Section 6 of this Agreement shall terminate automatically, upon such notice to the Company, if any, as may be required under the terms of the Loan Agreement, on the day of the occurrence of such Standstill Termination Event, and all of the Obligations shall be immediately due and payable in full without further demand or notice. Thereafter, the rights and remedies of the Administrative Agent and the Banks may be exercised in accordance with this Agreement, the Loan Agreement and the other Loan Documents.

         Section 8. AMENDMENT OF LOAN AGREEMENT. To induce the Administrative Agent and the Banks to enter into this Agreement, the Company agrees that the Loan Documents are hereby supplemented and modified as follows, which modifications shall supersede and prevail over any conflicting provisions of the Loan Documents:

         (a) The first paragraph of Section 1.3(a) of the Loan Agreement is hereby amended and restated in full as follows:

             1.3 REVOLVING LOAN.

                 (a) FREQUENCY AND AMOUNT OF ADVANCES. Subject to the terms and conditions hereof, the Company may borrow and repay any outstanding advance under the Revolving Loan on any Business Day (as hereinafter defined), and any amounts so repaid may be re-borrowed. "Business Day" means a day which is not a Saturday or Sunday or a legal holiday and on which Huntington is not required by law or other governmental action to close in Ohio. The principal balance of the Revolving Loan shall not exceed an amount equal to the lesser of (i) $13,000,000.00, or (ii) the sum of (A) 80% of Eligible Domestic Accounts (as hereinafter defined), PLUS (B) 30% of Eligible Domestic Inventory (as hereinafter defined), PLUS (C) 90% of Eligible Domestic Machinery and Equipment (as hereinafter defined) (collectively, the "Borrowing Base"). Notwithstanding any other provision of this Agreement, the maximum amount (subject to the limitation of the Borrowing Base) which may be outstanding at any one time under the Revolving Loan shall be permanently reduced (from $13,000,000.00) by the amount of and upon the receipt by the Banks of the net proceeds of the M&E Liquidation (as hereinafter defined), at which time a new draw loan facility (the "Over-Advance Draw Loan Facility") will be made available to the Company by the Banks in accordance with the terms of Section 1.3(j) of this Agreement. Commencing not later than July 1, 2001, all of the Company's accounts (including accounts that are not Eligible Domestic Accounts) shall be collected through lockbox arrangements (the "Lockbox Collection Account") to be entered into between the Company and the Administrative Agent, and cash collateral and controlled disbursement account arrangements shall also to be entered into between the Company and the Administrative Agent not later than July 1, 2001. The Administrative Agent alone shall have control over and power of withdrawal from the Lockbox Collection Account.

         (b) Paragraph (3) of Section 1.3(i) of the Loan Agreement is hereby amended and restated in full as follows:

             1.3 REVOLVING LOAN.

                 (i) ELIGIBILITY.

                 (3) The term "Eligible Domestic Machinery and Equipment" means that portion of the Company's machinery and equipment that is acceptable to the Banks in their sole discretion and that is at all times located in the United States and that conforms to the warranties regarding the machinery and equipment set forth herein and/or in the governing security agreement(s) in favor of the Administrative Agent and that the Administrative Agent determines from time to time, based on credit policies, market conditions, the Company's business and other matters, is eligible for use in calculating the Borrowing Base. For purposes of determining the Borrowing Base, Eligible Domestic Machinery and Equipment (unless the Administrative Agent agrees otherwise in writing) shall not include items of machinery or equipment that, after March 31, 2001, were or are purchased, leased or otherwise acquired by the Company from or through Banc One Leasing Corporation or that are obsolete, materially damaged or in the possession or control of a third person or in transit. All Eligible Domestic Machinery and Equipment shall be valued at orderly liquidation value based upon an appraisal to be completed by July 2, 2001.

                     To the extent that the Company's machinery and equipment
                 associated with the Company's Silicon Valley operations constitute

                 Eligible Domestic Machinery and Equipment, such machinery and equipment shall immediately cease to be Eligible Domestic Machinery and Equipment as and when the same is liquidated in connection with the M&E Liquidation.

         (c) A new paragraph (j) is hereby added to Section 1.3 of the Loan Agreement as follows:

             1.3 REVOLVING LOAN.

             (j) OVER-ADVANCE DRAW LOAN FACILITY.

                 (i) ESTABLISHMENT OF AND ADVANCES UNDER OVER-ADVANCE DRAW LOAN
             FACILITY. Subject to the terms and conditions hereof, as and when the Banks receive the net proceeds of the M&E Liquidation, the Banks, severally, will extend credit to the Company on a draw basis (the "Over-Advance Draw Loan"). With respect to the principal balance of the Over-Advance Draw Loan, each Bank's Loan Commitment shall be equal to the product of (A) such Bank's Commitment Percentage multiplied by (B) the principal balance of the Over-Advance Draw Loan. Except with respect to any "Current Defaults" (as defined in any "standstill" agreement then applicable), the Banks, or any of them, shall have no obligation to advance any sums under the Over-Advance Draw Loan upon the occurrence and continuance of an Event of Default or upon the occurrence of an event which, but for the giving of notice or the lapse of time or both, would constitute an Event of Default. Amounts advanced to and repaid by the Company under the Over-Advance Draw Loan may not be re-borrowed. The Company's right to obtain advances under the Over-Advance Draw Loan shall terminate on December 14, 2001.

                 (ii) MAXIMUM PRINCIPAL AMOUNT OF OVER-ADVANCE DRAW LOAN. The
             maximum principal amount of the Over-Advance Draw Loan shall not exceed an amount equal to (A) 90% of the Company's Eligible Domestic Machinery and Equipment consisting of machinery and equipment used in the Company's Silicon Valley operations, MINUS
             (B) the net proceeds of the M&E Liquidation received by the Banks.

                 (iii) USE OF PROCEEDS. The net proceeds of the Over-Advance
             Draw Loan shall be used for general corporate purposes.

                 (iv) EVIDENCE OF INDEBTEDNESS. The Over-Advance Draw Loan shall be evidenced by a note or by one or more notes (collectively, the "Draw Note") subsequently executed in substitution therefor, each in substantially the form set forth in EXHIBIT B-3 attached hereto.

                 (v) INTEREST. Interest shall accrue and shall be due and
             payable as provided in the Draw Note.

                 (vi) TERMINATION. The unpaid principal balance of the Draw
             Loan, together with all accrued and unpaid interest and all fees, charges and other outstanding obligations arising in connection with the Draw Loan, shall be due and payable as provided in the Draw Note.

                 (vii) STATUS OF OVER-ADVANCE DRAW LOAN FACILITY. The
             Over-Advance Draw Loan Facility shall be (A) a credit facility separate and apart from (and not a sub-facility under) the Revolving Loan (notwithstanding its inclusion in this Section 1.3), and (B) one of the Obligations (as hereinafter defined) secured by the Collateral (as hereinafter defined) and guaranteed by the Guarantors (as hereinafter defined).

         (d) A new concluding paragraph is hereby added to Section 4.12 of the Loan Agreement as follows:

                 The Company's failure to satisfy the minimum Tangible Net Worth requirement for the period ending November 30, 2001 shall not constitute an Event of Default if such failure occurs solely as a consequence of the M&E Liquidation. Additionally, the Company's failure to satisfy the minimum Tangible Net Worth requirement for the period ending November 30, 2001 shall not constitute a Standstill Termination Event.

         (e) The second paragraph (and associated table) of Section 4.21 of the Loan Agreement concerning minimum EBITDA requirements for the Company's Silicon Valley operations is hereby deleted and such paragraph is hereby amended and restated in full as follows:

                 The Company's failure to satisfy the minimum EBITDA requirement for the period ending November 30, 2001 shall not constitute an Event of Default if such failure occurs solely as a consequence of the M&E Liquidation. Additionally, the Company's failure to satisfy the minimum EBITDA requirement for the period ending November 30, 2001 shall not constitute a Standstill Termination Event.

         (f) New Section 4.24 of the Loan Agreement is hereby added to the Loan Agreement as follows:


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             4.24. SILICON VALLEY OPERATIONS.

                   (a) On or before November 26, 2001, the Company shall deliver or cause to be delivered to the Administrative Agent a detailed plan regarding the closing of the Company's Silicon Valley operations covering, without limitation, employee severance costs, proposals for the liquidation of machinery and equipment associated with the Silicon Valley operations that is no longer necessary for the Company's other operations (the "M&E Liquidation") and such other matters as may be requested by the Administrative Agent.

                   (b) Notwithstanding anything to the contrary set forth in the
             Loan Agreement or any other Loan Documents, 100% of the net proceeds of the M&E Liquidation shall be remitted to the Administrative Agent, for the ratable benefit of the Banks, immediately upon the receipt of such net proceeds by or on behalf of the Company. All such net proceeds shall be applied by the Banks to the outstanding principal balance under the Revolving Loan, and the maximum amount (subject to the limitation of the Borrowing
             Base) which may be advanced under the Revolving Loan shall be permanently reduced (from $13,000,000.00) by the amount of such net proceeds.

         (g) New Section 4.25 of the Loan Agreement is hereby added to the Loan Agreement as follows:

             4.25. METATEC INTERNATIONAL B.V. OPERATIONS AND FACILITIES. On or before December 14, 2001, the Company shall present to the Administrative Agent a detailed written plan acceptable to the Administrative Agent and the Banks for resolution or disposition of the Company's operations and facilities in Breda, The Netherlands.

         (h) New Section 4.26 of the Loan Agreement is hereby added to the Loan Agreement as follows:

             4.26. ROYALTY AGREEMENTS. On or before December 14, 2001, the Company shall deliver or cause to be delivered to the Administrative Agent copies of all royalty agreements to which the Company is a party or pursuant to which the Company receives or is entitled to receive royalties. Additionally, the Company shall deliver or cause to be delivered to the Administrative Agent copies of all royalty agreements to which the Company is a party or pursuant to which the Company pays or is required to pay royalties, together with all amendments thereto pursuant to which the Company and the licensors have agreed that the Company shall not be required to pay to the licensors, prior to April 2, 2002, any sums that are delinquent under the royalty agreements as of November 21, 2001.

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         (i) Section 5.1(i) is hereby amended and restated in full as follows:

             5.1 FINANCIAL INFORMATION AND REPORTING; REGULATORY REPORTS.

                 (i) [Intentionally deleted.]

         (j) New Sections 5.1(j), (k), (l), (m) and (n) of the Loan Agreement are hereby added to the Loan Agreement as follows:

             5.1 FINANCIAL INFORMATION AND REPORTING; REGULATORY REPORTS.

                 (j) On or before Monday of each week, a rolling thirteen-week cash flow projection for the succeeding thirteen-week period, which projection shall reflect cash receipts by major categories, disbursements in line item detail, and such other information as may be required by the Administrative Agent, such projections to include a comparison of the preceding week's actual cash flow to the most recent projection provided by the Company;

                 (k) On or before November 30, 2001, revised financial
             projections for the Company through March 31, 2002, for each major business line and location (e.g. Dublin and Breda, The Netherlands), which projections shall detail (including customer names and amounts, and presented by lines of business [e.g. vertical business units for Dublin only]) revenues anticipated from the Company's customers which comprise either the greater of (a) the 10 customers from which the Company earns the greatest amount of revenue, or (b) the customers from which the Company derives 70% of its total revenues, such projections to be in such form and of such content as may be satisfactory to the Administrative Agent and the Banks;

                 (l) On or before the 20th day of each month, preliminary
             internally prepared financial statements of the Company for the preceding month, on a consolidated and consolidating basis and prepared in accordance with GAAP, including a balance sheet and statements of income and surplus and cash flows, with comparisons to the projections most recently provided to the Administrative Agent, such financial statements to be certified by a Financial Officer as of the end of such period;

                 (m) On or before the 15th day of each month, reports for the preceding month concerning accounts receivable and payable agings, accounts receivable reconciliations and inventory listings, such reports to be (i) segregated by U.S. and foreign operations (with a list of the Company's Silicon Valley customers to be provided),
             (ii) certified by a

             Financial Officer, and (iii) in such form and of such content as may be satisfactory to the Administrative Agent and the Banks; and

                 (n) At the request of the Administrative Agent, such other information as the Administrative Agent may from time to time require, in form and substance satisfactory to the Administrative Agent.

         (k) All references in the Loan Agreement to "Banc One Leasing Company" are hereby changed to "Banc One Leasing Corporation".

         Section 9. DEFAULT RATE OF INTEREST. The Company agrees that commencing October 25, 2001, the Revolving Note and the Term Note shall bear interest at the default rate as set forth in the second paragraph of Section 2.1 of the Loan Agreement.

         Section 10. COMPLIANCE WITH LOAN DOCUMENTS. As a continuing condition to the agreements of the Administrative Agent and the Banks contained herein, the Company shall not allow any Event of Default (other than the Current Defaults) to exist under the Loan Agreement and the Loan Documents (and the execution of this Agreement by the Administrative Agent and the Banks shall not constitute a waiver of the Current Defaults), and the Company shall comply with all the terms and provisions of all such documents during the term of this Agreement, except to the extent that the timing of certain payments has been temporarily restated by the terms hereof.

         Section 11. NO WAIVER OF RIGHTS. Nothing contained herein shall be deemed a waiver of any of the rights and remedies of the Administrative Agent or the Banks, at law or in equity, or under the Loan Agreement or the Loan Documents, or under any other agreement evidencing, securing, governing or pertaining to the Obligations. The Administrative Agent and the Banks are under no duty or obligation of any kind to grant to the Company any additional period of forbearance beyond the Standstill Period. The actions of the Administrative Agent and the Banks in entering into this Agreement are without prejudice to their rights to pursue any and all remedies available to them on or after the termination of the Standstill Period.

         Section 12. TERM OF AGREEMENT. At the end of the Standstill Period, the Administrative Agent and the Banks shall have no obligation to extend, reconsider, restructure or otherwise continue this Agreement or the Standstill Period or to consent to any other forbearance or standstill agreement. The Company specifically and expressly agrees that it is not relying on any commitment of the Administrative Agent or the Banks to further forbear with respect to the Obligations beyond the specific terms of this Agreement.

         Section 13. NO ACCORD OR COMPROMISE. This Agreement shall not be construed as a compromise or accord and satisfaction as to the Obligations or to any other obligations of the Company arising under or in connection with the Loan Agreement or the Loan Documents.

         Section 14. AUTHORITY; BINDING EFFECT. The Company represents and warrants to the Administrative Agent and the Banks that (i) the Company has the corporate power and authority to execute and deliver this Amendment; (ii) the officer executing this Amendment on behalf of the Company has been duly authorized to execute and deliver the same and to bind the Company with respect to the provisions hereof; (iii) the execution by the Company of this Agreement and the performance and observance by the Company of the provisions hereof do not violate or conflict with the articles of incorporation or code of regulations of the Company or any law applicable to the Company and will not result in the breach of any provision of or constitute a default under any agreement, instrument or document binding upon or enforceable against the Company; and (iv) this Agreement and other the Loan Documents constitute valid and legally binding obligations of the Company in every respect, subject to applicable bankruptcy, insolvency, reorganization and other similar laws affecting creditors' rights generally, to general equitable principles and to applicable doctrines of commercial reasonableness.

         Section 15. NOTICES. Section 8.1 of the Loan Agreement is hereby incorporated by reference.

         Section 16. SUCCESSORS AND ASSIGNS. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such parties, and all terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, whether so expressed or not; provided, however, that the Company shall not assign or transfer, or purport or attempt to assign or transfer to any person or entity or permit any person or entity to assume or undertake any of the Company's rights, duties or obligations under this Agreement without the prior written consent of the Administrative Agent and the Banks, which consent may be granted or waived in the sole discretion of the Administrative Agent and the Banks.

         Section 17. APPLICABLE LAW. This Agreement has been made by the Company, the Administrative Agent and the Banks at Columbus, Ohio. This Amendment shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the laws of the State of Ohio.

         Section 18. MODIFICATIONS, AMENDMENTS OR WAIVERS; NO IMPLIED WAIVERS. All references to this Agreement shall also include all amendments, extensions, renewals, modifications and substitutions thereto and thereof. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Company, the Administrative Agent and the Banks. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in the same, similar and other circumstances. Neither any failure nor any delay on the part of the Administrative Agent or the Banks in exercising any right, power or privilege hereunder or under Agreement or the other Loan Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of the same or the exercise of any other right, power or privilege.

         Section 19. COUNTERPARTS. This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto were upon the same instrument.

         Section 20. HEADINGS. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

         Section 21. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or effecting the validity or enforceability of such provisions in any other jurisdiction.

         Section 22 ENTIRE AGREEMENT. This Agreement reflects the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements or understandings with respect hereto in their entirety.

         Section 23. CONSENT TO JURISDICTION AND VENUE. Section 8.8 of the Loan Agreement is hereby incorporated by reference.

         Section 24. WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         Section 25. RELEASE OF ADMINISTRATIVE AGENT AND BANKS. The Company hereby releases, acquits and forever discharges the Administrative Agent and the Banks, and each and every past and present stockholder, affiliate, director, officer, employee, agent, representative and attorney of the Administrative Agent and the Banks, from any and all claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses (including attorneys' fees) of any kind, character, or nature whatsoever, known or unknown, fixed or contingent, which the Company may have or claim to have now or which may hereafter arise out of or connected with any act or omission of the Administrative Agent or the Banks existing or occurring prior to the date of this Agreement or any instrument executed prior to the date of this Agreement.

         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Agreement as of the day and year first above written.


                                    COMPANY:

                                     METATEC INTERNATIONAL, INC.
                                     an Ohio corporation

                                     By:      /s/ Jeffrey M. Wilkins
                                         ---------------------------------------

                                     Its:     Chairman and Ceo
                                          --------------------------------------


                                     AGENT:

                                     THE HUNTINGTON NATIONAL BANK,
                                     a national banking association,
                                     as Administrative Agent

                                     By: /s/ David F. Isler
                                         ---------------------------------------

                                     Its : Senior Vice President
                                          --------------------------------------


                                     BANK:

                                     THE HUNTINGTON NATIONAL BANK,
                                     a national banking association

                                     By: /s/ David F. Isler
                                         ---------------------------------------

                                     Its: Senior Vice President
                                          --------------------------------------


                                     BANK:

                                     BANK ONE, NA,
                                     a national banking association

                                     By: /s/ Michael A. Reeves
                                         ---------------------------------------

                                     Its: Vice President
                                          --------------------------------------